                                                                    EXHIBIT 10.2


                              ASSUMPTION AGREEMENT
                              --------------------

   THIS ASSUMPTION AGREEMENT (this "Agreement") is dated as of May 28, 1998 among NATIONSBANK, N.A. ("NB"), WELLS FARGO BANK, NATIONAL ASSOCIATION, ("WFB"), THE BANK OF NEW YORK ("BNY") and SANWA BANK CALIFORNIA ("SBC", and together with WFB and BNY, each a "Continuing Bank," and collectively, the "Continuing Banks"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent for the Banks under the Credit Agreement, as hereinafter defined (in such capacity, the "Agent"), and NATIONWIDE HEALTH PROPERTIES, INC. ("Borrower").

   WHEREAS, pursuant to that certain Withdrawal Agreement dated as of April 6, 1998, among BHF-Bank Aktiengesellschaft ("BHF"), Sumitomo Bank, Limited ("Sumitomo" and together with BHF, each a "Withdrawing Bank" and collectively, the "Withdrawing Banks"), the Continuing Banks, Borrower and Agent (the "Withdrawal Agreement"), the Withdrawing Banks withdrew from the credit facility established by that certain Credit Agreement dated as of May 20, 1993 (as amended, supplemented or restated from time to time, the "Credit Agreement") among the Banks, Borrower, and Agent. Capitalized terms used but not defined in this Agreement shall have the meanings as set forth in the Withdrawal Agreement or in the Credit Agreement (in the event of a conflict between the Credit Agreement and the Withdrawal Agreement, the Withdrawal Agreement shall control). The Credit Agreement and all other agreements, documents and instruments referred therein or delivered pursuant thereto are collectively called "Credit Documents".

   WHEREAS, after giving effect to the Withdrawal Agreement, the Total Commitment under the Credit Agreement remained at $100,000,000; the amount of the Total Commitment funded by the Continuing Banks was $76,000,000; and the Unfunded Commitments Amount was the balance of the Total Commitment of $24,000,000.

   WHEREAS, NB desires to become a party to the Credit Agreement and to assume a $24,000,000 portion of the Total Commitment, being the entire Unfunded Commitment Amount.

   WHEREAS, the Borrower, the Agent and the Continuing Banks desire to permit the assumption by NB of a $24,000,000 Commitment under the Credit Agreement pursuant to the terms and conditions hereof.

   NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

   1.  Assignment.
       ----------

   Effective on the Assignment Effective Date (as defined in Section 3 below),
                                                             ---------
NB hereby assumes, without recourse, and without representation or warranty (except as expressly provided in Section 6 below), the Assigned Share (as
                                 ---------
defined below), including without limitation those relating to the Commitment and the Loans. The Assigned Share of all such rights, title, interest and obligations is referred to collectively herein as the "Assigned Rights and Obligations".

   The "Assigned Share" means (a) a $24,000,000 portion of the aggregate Total Commitment of $100,000,000 on the Assignment Effective Date under the Credit Agreement, and (b) the aggregate amount of all Loans advanced by the Continuing Banks and outstanding under the Credit Agreement on the Assignment Effective Date to equalize on a pro rata basis the Loans among NB and the Continuing Banks
                      --------
(24.000000% being the Assigned Share of $24,000,000 divided by the total of the funded Commitment of the Continuing Banks of $76,000,000 plus the Assigned Share
                                                         ----
of $24,000,000). The percentage of the aggregate Total Commitment represented by the Assigned Shares shall equal the quotient of the above portion divided by the aggregate Total Commitment on the Assignment Effective Date, expressed as a percentage rounded to eight decimal places.

   2.  Assumption.
       ----------

   Effective on the Assignment Effective Date, NB hereby accepts the foregoing assignment of, and hereby assumes, the Assigned Rights and Obligations.

   3.  Effectiveness.
       -------------

   This Agreement shall become effective on the funding date of May 29, 1998 (the "Assignment Effective Date").

   4.  Payments on Assignment Effective Date.
       -------------------------------------

   In consideration of the assignment effected hereby to and the assumption by NB of the Assigned Rights and Obligations, on the Assignment Effective Date: (a) NB shall pay to the Agent for payment to each Continuing Bank the principal amount of all Loans made by each Continuing Bank pursuant to the Credit Agreement that are attributable to the Assigned Share and outstanding on the Assignment Effective Date in the amounts set forth in column (7) below, and (b) Agent shall pay to NB a commitment fee of $24,000.

                                                                   Loans Advanced        Loans Advanced       Request by NB
                                   % of                               Prior to            after giving        to Continuing
                                  Total        % of Funded        Effectiveness of       Effect to this           Bank
   Bank         Commitment      Commitment      Commitment         this Agreement           Agreement         (5)-(6)=(7)
   (1)             (2)             (3)             (4)                  (5)                   (6)                 (7)
------------   ------------     ---------      -----------        ----------------      ---------------      -------------
WFB            $ 42,000,000        42.0%        42.000000%          $ 9,505,263.18       $ 7,224,000.00      $2,281,263.17
BNY            $ 15,000,000        15.0%        15.000000%          $ 3,394,736.82       $ 2,580,000.00      $  814,736.83
SBC            $ 19,000,000        19.0%        19.000000%          $ 4,300,000.00       $ 3,268,000.00      $1,032,000.00
NB             $ 24,000,000        24.0%        24.000000%                     -0-       $ 4,128,000.00      $4,128,000.00
               ------------       -----         ---------           --------------       --------------      -------------
               $100,000,000       100.0%              100%          $17,200,000.00       $17,200,000.00      $8,256,000.00

   5.  Allocation and Payment of Interest and Fees.
       -------------------------------------------

   Agent shall pay to NB all interest, commitment fees and other amounts not constituting principal that are paid by or on behalf of Borrower pursuant to the Credit Documents and are attributable to the Assigned Rights and Obligations ("Borrower Amounts"), that accrue on and after the Assignment Effective Date.
If any Continuing Bank receives or collects any such Borrower Amounts, such Continuing Bank shall promptly pay them to NB.

   6.  Representations and Warranties.
       ------------------------------

   (a) NB, each Continuing Bank, Agent and Borrower represents and warrants to the other as follows:

          (i) It has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement;

          (ii) The making and performance of this Agreement and all documents required to be executed and delivered by it hereunder do not and will not violate any law or regulation applicable to it;

          (iii) This Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable in accordance with its terms; and

          (iv) All approvals, authorizations or other actions by, or filings with, any governmental authority necessary for the validity or enforceability of its obligations under this Agreement have been made or obtained.

          (v) Agent agrees to forward to NB within 30 day of the Assignment Effective Date a full set of the closing binders of the Credit Documents and all amendments thereto.

   (b) NB represents and warrants to Agent and the Continuing Banks as follows:

          (i) NB has made and shall continue to make its own independent investigation of the financial condition, affairs and creditworthiness of Borrower and any other person or entity obligated under the Credit Documents (collectively, "Credit Parties"), and the value of any collateral now or hereafter securing any of the obligations, indebtedness, liabilities or understandings under the Credit Documents ("Collateral"), in connection with its assumption of the Assigned Rights and Obligations; and

          (ii) NB has received a copy of the Credit Documents and such other documents, financial statements and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

   7.  No Assignor Responsibility.
       --------------------------

   The Agent and the Continuing Banks make no representation or warranty and assume no responsibility to NB for:

   (a) the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency of the Credit Documents or for any representations, warranties, recitals or statements made in the Credit Documents or in any financial or other written or oral statement, instrument, report, certificate or any other document made or furnished or made available to NB by or on behalf of any Credit Party in connection with the Credit Documents and the transactions contemplated thereby;

   (b) the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Credit Documents or as to the existence or possible existence of any default or event of default under the Credit Documents; or

   (c) the accuracy or completeness of any information provided to NB, whether by a Continuing Bank or Agent, or by or on behalf of the Borrower.

   Neither Agent not any Continuing Bank shall have any initial or continuing duty or responsibility to make any investigation of the financial condition, affairs or creditworthiness of the Borrower, or the value of any Collateral, in connection with the assignment of the Assigned Rights and Obligations or to provide NB with any credit or other information with respect thereto, whether coming into its possession before the date hereof or at any time or times thereafter except to the extent required under the Credit Documents.

   8.  NB Bound By Credit Agreement.
       ----------------------------

   Effective on the Assignment Effective Date, NB: (a) shall be deemed to be a party to the Credit Agreement, (b) agrees to be bound by the Credit Agreement as it would have been if it had been an original Bank party thereto, and (c) agrees to perform in accordance with their terms all of the obligations which are required under the Credit Documents to be performed by it as a Bank. NB appoints and authorizes Agent to take such actions as agent on its behalf and to exercise such powers under the Credit Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

   9.  New Note.
       --------

   On or promptly after the Assignment Effective Date, Borrower, Agent and NB shall make appropriate arrangements so that a new Note executed by Borrower, dated the Assignment Effective Date and in the amount of the Commitment of NB, after giving effect to this Agreement, is issued to NB.

   10. General.
       -------

   (a) This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior and current understandings and agreements, whether written or oral (other than with respect to any fees payable as provided in Section 4 hereof).
                                   ---------

   (b) No term or provision of this Agreement may be amended, waived or terminated orally, but only by an instrument signed by the parties hereto.

   (c) This Agreement may be executed in one or more counterparts. Each set of executed counterparts shall be an original. Executed counterparts may be delivered by facsimile transmission.

   (d) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. NB may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent except as provided in the Credit Documents.

   (e) All payments to the Continuing Banks, Agent or NB hereunder shall, unless otherwise specified by the party entitled thereto, be made in Dollars, in immediately available funds, and to the address or account specified on the signature pages of this Agreement. The address of NB for notice purposes under the Credit Agreement shall be as specified on the signature pages of this Agreement.

   (f) If any provision of this Agreement is held invalid, illegal or unenforceable, the remaining provisions hereof will not be affected or impaired in any way.

   (g) Each party shall bear its own expenses in connection with the preparation and execution of this Agreement.

   (h) This Agreement shall be governed by and construed in accordance with the laws of the State of California.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

NB:                     NATIONSBANK, N.A.

                        By:
                           ------------------------------------------
                        Printed Name: Forrest Scott Singhoff

                        Title: Senior Vice President

                        NB's Notice Instructions:
                        -------------------------

                        Mr. Scott Singhoff
                        700 Louisiana Street
                        Houston, Texas 77002
                        Telephone: (713) 247-6961
                        Facsimile: (713) 247-6719

                        Mr. Matthew Mentz
                        101 North Tryon Street
                        Charlotte, North Carolina 28255
                        Telephone: (704) 388-6505
                        Facsimile: (704) 386-8694

                        NB's Payment Instructions:
                        --------------------------

                        NationsBank, N.A.
                        Charlotte
                        ABA No.053-000-196
                        Account No 136621-22506
                        Attention: Corporate Credit Services
                        Reference: Nationwide Health Properties
                        Telephone: (   )_____________________________
                        Facsimile: (   )_____________________________

ACKNOWLEDGED AND AGREED:
------------------------

BORROWER:               NATIONWIDE HEALTH PROPERTIES, INC.

                        By:
                           ------------------------------------------
                        Printed Name:
                                     --------------------------------
                        Title:
                              ---------------------------------------

AGENT:                  WELLS FARGO BANK, N.A.

                        By:
                           ------------------------------------------
                        Printed Name: Richard LaPoint

                        Title: Vice President

                        REMAINING BANKS:
                        ----------------

                        WELLS FARGO BANK, NATIONAL ASSOCIATION

                        By:
                           ------------------------------------------
                        Printed Name: Richard LaPoint

                        Title: Vice President


                        THE BANK OF NEW YORK

                        By:
                           ------------------------------------------
                        Printed Name:
                                     --------------------------------
                        Title:
                              ---------------------------------------

                        SANWA BANK CALIFORNIA

                        By:
                           ------------------------------------------
                        Printed Name:
                                     --------------------------------
                        Title:
                              ---------------------------------------